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                                                                    EXHIBIT 10.1



September 14, 1999



Dr. David C. Collins
Learning Tree International, Inc.

Dear Dr. Collins:

     This will confirm our agreement to extend, until September 30, 2002 the term of your Employment Agreement dated as of October 1, 1995. All of the other terms of the Employment Agreement will remain as they have been.

Very truly yours,

Learning Tree International, Inc.



By               /s/ Mary C. Adams
    ---------------------------------------------
    Mary C. Adams, Vice President, Administration


Accepted and agreed:



By      /s/ David C. Collins
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        David C. Collins

Dated   September 16, 1999
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